Table of Contents

Exhibit 10.7(b)

AMENDMENT

This Amendment (“Amendment”) of the Agreement for Purchase of Leasehold Interests in McKenzie County, North Dakota, dated December 15, 2011 (“Agreement”),, is made and entered into effective as of the 10th day of January, 2012, by and among  GeoResources, Inc., a Colorado corporation, whose address is 110 Cypress Station Dr., Suite 220, Houston, TX  77090 (hereinafter referred to as “GeoResources”), Yuma Exploration and Production Company, Inc., a Delaware corporation, whose address is 1177 West Loop South, Suite 1825, Houston, Texas 77027 (hereinafter referred to as “Yuma”) and Energy One LLC, a Wyoming limited liability company, whose address is 877 N. 8th W., Riverton, Wyoming, 82501 (hereinafter referred to as “Energy One”).  GeoResources, Yuma and Energy One are sometimes individually referred to herein as a "Party" and collectively referred to herein as the "Parties".

W I T N E S S E T H:

WHEREAS, GeoResources desires to assign to Yuma and Yuma desires to receive from GeoResources an undivided 25% interest in the Agreement and also have Energy One assign an undivided 18.75% interest in the Conveyed Interests to Yuma; and

WHEREAS, the Agreement provides that the Assignment is subject to and GeoResources will be bound by, the terms and conditions of the SE HR Participation Agreement, the Yellowstone Participation Agreement and all associated JOA’s for the Conveyed Interests; and

WHEREAS, the Agreement also provides that GeoResources shall pay Energy One by wire transfer sixteen million seven hundred thousand dollars ($16,700,000.00) as consideration for the Conveyed Interests; and

WHEREAS, the Agreement also provides that GeoResources shall also reimburse Energy One for prepaid costs including two hundred fifty-one thousand one hundred and fifty dollars ($251,150.00), which is 75% of the amount prepaid for surface location construction costs on the Bunning 35-26 #1H, the Kepner 9-4 #1H and the Skogen 17-20 #1H wells, payable at the same time the consideration is paid above.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.	GeoResources hereby assigns to Yuma an undivided 25% interest in the Agreement to Yuma.

2.
Yuma agrees to be bound by the terms and conditions of the Agreement including, but not limited to, the terms and conditions of the SE HR Participation Agreement, the Yellowstone Participation Agreement and all associated JOA’s for the Conveyed Interests, copies of which have been provided to Yuma.

3.	GeoResources and Yuma agree to pay Energy One the following amounts as consideration for the Conveyed Interest:

a.	GeoResources agrees to pay Energy One $12,525,000.00 for the Conveyed Interest and $188,362.50 as reimbursement for prepaid costs (75% of the total consideration); and

b.	Yuma agrees to pay Energy One $4,175,000.00 for the Conveyed Interest and $62,787.50 as reimbursement for prepaid costs (25% of the total consideration).

4.	Energy One agrees to transfer to GeoResources and Yuma, as follows:

a.	To GeoResources or its designee an undivided 56.25% of Energy One’s interest in the Conveyed Interests; and

b.	To Yuma or its designee an undivided 18.75% of Energy One’s interest in the

Amendment – Agreement GeoResources 1-10-12

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Conveyed Interests.
5.	Except as otherwise provided in this Amendment, the terms, conditions and provisions of the Agreement remain unchanged and are hereby ratified and reaffirmed and continue in full force and effect.

6.
This Amendment may be executed in any number of counterparts; each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument.

IN WITNESS WHEREOF, this Amendment is executed by the Parties on the dates set forth opposite their respective signatures below, but is effective for all purposes as of the date first set forth above.

GeoResources, Inc.

By: /s/ Robert Anderson
Name Printed: Robert Anderson
Its: Executive VP – Engineering and Acquisitions
Date: 1-10-2012

Address:        110 Cypress Station Dr., Suite 220
Houston, TX  77090
Fax: 281-537-8324
Phone: 281-537-9920
Email: Robert@Georesourcesinc.com

Yuma Exploration and Production Company, Inc.

By: /s/ Michael F. Conlon
Name Printed: Michael F. Conlon
Its: President and Chief Operating Officer
Date: 1/13/2012

Address:        1177 West Loop South, Suite 1825
Houston, Texas  77027
Fax:  (713) 968-7021
Phone: (713) 968-7068
Email: mconlon@yumacompanies.com

Energy One LLC

By: /s/ Mark J. Larsen
Name Printed: Mark J. Larsen
Its: President and Manager
Date: 1/16/12

Address:          877 N. 8th W.
Riverton, WY  82501
Fax:  (307) 857-3050
Phone:  (307) 856-9271
Email: mark@usnrg.com

Amendment – Agreement GeoResources 1-10-12

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AMENDMENT #2

This Amendment #2 (“Amendment #2”) of the Agreement for Purchase of Leasehold Interests in McKenzie County, North Dakota, dated December 15, 2011 (“Agreement”), is made and entered into effective as of the 16th day of January, 2012, by and among  GeoResources, Inc., a Colorado corporation, whose address is 110 Cypress Station Dr., Suite 220, Houston, TX  77090 (hereinafter referred to as “GeoResources”), Yuma Exploration and Production Company, Inc., a Delaware corporation, whose address is 1177 West Loop South, Suite 1825, Houston, Texas 77027 (hereinafter referred to as “Yuma”) and Energy One LLC, a Wyoming limited liability company, whose address is 877 N. 8th W., Riverton, Wyoming, 82501 (hereinafter referred to as “Energy One”).  GeoResources, Yuma and Energy One are sometimes individually referred to herein as a "Party" and collectively referred to herein as the "Parties".

W I T N E S S E T H:

WHEREAS, effective January 10, 2012 the Parties amended the Agreement; and

WHEREAS, on January 12, 2012, Energy One funded the January 10, 2012 cash call for the Skogen 17-20 #1H well with Zavanna in the amount of $1,303,832.00; and

WHEREAS, at Closing, GeoResources and Yuma will each acquire an interest in the Skogen 17-20 #1H well effective December 1, 2011, pursuant to the Agreement and Amendment and are responsible for their proportionate share of the January 10, 2012 cash call for this well.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

7. GeoResources and Yuma agree to pay Energy One at Closing the following amounts as consideration for their proportionate share of the January 10, 2012 cash call for the Skogen 17-20 #1H well:

c. GeoResources agrees to pay Energy One $733,405.50 as reimbursement for prepaid cash call costs in this well (56.25% of the January 10, 2012 cash call); and

d. Yuma agrees to pay Energy One $244,468.50, as reimbursement for prepaid costs in this well (18.75% of the January 10, 2012 cash call).

8. Except as otherwise provided in this Amendment, the terms, conditions and provisions of the Agreement as heretofore amended, remain unchanged and are hereby ratified and reaffirmed and continue in full force and effect.

9. This Amendment may be executed in any number of counterparts; each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument.

(THE REMAINDER OF THE PAGE IS BLANK)

Amendment #2 1-16-12

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IN WITNESS WHEREOF, this Amendment is executed by the Parties on the dates set forth opposite their respective signatures below, but is effective for all purposes as of January 16, 2012.

GeoResources, Inc.

By:  /s/ Robert Anderson
Name Printed: Robert Anderson
Its: Executive VP – Engineering and Acquisitions
Date:  1-16-2012

Address:        110 Cypress Station Dr., Suite 220
Houston, TX  77090
Fax: 281-537-8324
Phone: 281-537-9920
Email: Robert@Georesourcesinc.com

Yuma Exploration and Production Company, Inc.

By:  /s/ Michael F. Conlon
Name Printed: Michael F. Conlon
Its: President and Chief Operating Officer
Date: 1-16-2012

Address:        1177 West Loop South, Suite 1825
Houston, Texas  77027
Fax:  (713) 968-7021
Phone: (713) 968-7068
Email: mconlon@yumacompanies.com

Energy One LLC

By:  /s/ Mark J. Larsen
Name Printed: Mark J. Larsen
Its: President and Manager
Date:  1/16/12

Address:        877 N. 8th W.
Riverton, WY  82501
Fax:  (307) 857-3050
Phone:  (307) 856-9271
Email: mark@usnrg.com

Amendment #2 1-16-12

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AMENDMENT #3

This Amendment #3 (“Amendment #3”) of the Agreement for Purchase of Leasehold Interests in McKenzie County, North Dakota, dated December 15, 2011 (“Agreement”), is made and entered into effective as of the 18th day of January, 2012, by and among  GeoResources, Inc., a Colorado corporation, whose address is 110 Cypress Station Dr., Suite 220, Houston, TX  77090 (hereinafter referred to as “GeoResources”), Yuma Exploration and Production Company, Inc., a Delaware corporation, whose address is 1177 West Loop South, Suite 1825, Houston, Texas 77027 (hereinafter referred to as “Yuma”) and Energy One LLC, a Wyoming limited liability company, whose address is 877 N. 8th W., Riverton, Wyoming, 82501 (hereinafter referred to as “Energy One”).  GeoResources, Yuma and Energy One are sometimes individually referred to herein as a "Party" and collectively referred to herein as the "Parties".

W I T N E S S E T H:

WHEREAS, the Parties previously amended the Agreement effective January 10, 2012 (“Amendment”) and January16, 2012 (“Amendment #2”); and

WHEREAS, the Parties desire to further amend the Agreement (“Amendment #3”) to extend the Closing to on or before January 25, 2012, unless otherwise mutually extended, which consent shall not be unreasonably withheld.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.
Section 1.1 of Article I. Assignment is amended to change the Closing to on or before on January 25, 2012, unless otherwise mutually extended by the Parties, which consent will not be unreasonably withheld.

2. Except as otherwise provided in this Amendment, the terms, conditions and provisions of the Agreement as heretofore amended, remain unchanged and are hereby ratified and reaffirmed and continue in full force and effect.

3. This Amendment may be executed in any number of counterparts; each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument.

(THE REMAINDER OF THE PAGE IS BLANK)

Amendment #3 1-18-12

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IN WITNESS WHEREOF, this Amendment is executed by the Parties on the dates set forth opposite their respective signatures below, but is effective for all purposes as of January 18, 2012.

GeoResources, Inc.

By:  /s/ Robert Anderson
Name Printed: Robert Anderson
Its: Executive VP – Engineering and Acquisitions
Date:  18 January 2012

Address:        110 Cypress Station Dr., Suite 220
Houston, TX  77090
Fax: 281-537-8324
Phone: 281-537-9920
Email: Robert@Georesourcesinc.com

Yuma Exploration and Production Company, Inc.

By: /s/ Michael F. Conlon
Name Printed: Michael F. Conlon
Its: President and Chief Operating Officer
Date:  Jan 18, 2012

Address:        1177 West Loop South, Suite 1825
Houston, Texas  77027
Fax:  (713) 968-7021
Phone: (713) 968-7068
Email: mconlon@yumacompanies.com

Energy One LLC

By:  /s/ Mark J. Larsen
Name Printed: Mark J. Larsen
Its: President and Manager
Date:  1/18/12

Address:        877 N. 8th W.
Riverton, WY  82501
Fax:  (307) 857-3050
Phone:  (307) 856-9271
Email: mark@usnrg.com

Amendment #3 1-18-12

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AMENDMENT #4

This Amendment #4 (“Amendment #4”) of the Agreement for Purchase of Leasehold Interests in McKenzie County, North Dakota, dated December 15, 2011 (“Agreement”), is made and entered into effective as of the 18th day of January, 2012, by and among  GeoResources, Inc., a Colorado corporation, whose address is 110 Cypress Station Dr., Suite 220, Houston, TX  77090 (hereinafter referred to as “GeoResources”), Yuma Exploration and Production Company, Inc., a Delaware corporation, whose address is 1177 West Loop South, Suite 1825, Houston, Texas 77027 (hereinafter referred to as “Yuma”) and Energy One LLC, a Wyoming limited liability company, whose address is 877 N. 8th W., Riverton, Wyoming, 82501 (hereinafter referred to as “Energy One”).  GeoResources, Yuma and Energy One are sometimes individually referred to herein as a "Party" and collectively referred to herein as the "Parties".

W I T N E S S E T H:

WHEREAS, the Parties previously amended the Agreement effective January 10, 2012 (“Amendment”), January16, 2012 (“Amendment #2”) and January 18, 2012 (“Amendment #3”); and

WHEREAS, the Parties desire to further amend the Agreement (“Amendment #4”) to Close on the Yellowstone Subject Leasehold on January 20, 2012, with the Closing on the SE HR Subject Leasehold to remain on or before January 25, 2012, unless otherwise mutually extended, which consent shall not be unreasonably withheld.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

10. Section 1.1 of Article I. Assignment is amended to change the Closing of the Yellowstone Subject Leasehold to January 20, 2012, with the Closing on the SE HR Subject Leasehold to remain on or before on January 25, 2012, unless otherwise mutually extended by the Parties, which consent will not be unreasonably withheld.

11. At the Closing of the Yellowstone Subject Leasehold, GeoResources and Yuma agree to pay Energy One the following amounts as consideration for the Convey Interests:

a.	GeoResources agrees to pay Energy One $5,433,345.00 for the Conveyed Interest and $859,949.44 as reimbursement for prepaid costs (75% of the total consideration); and

b.	Yuma agrees to pay Energy One $1,811,115.00 for the Conveyed Interest and $286,649.81 as reimbursement for prepaid costs (25% of the total consideration).

12. At the Closing of the SE HR Subject Leasehold, GeoResources and Yuma agree to pay Energy One the following amounts as consideration for the Convey Interests:

a.	GeoResources agrees to pay Energy One $7,091,655.00 for the Conveyed Interest and $69,757.25 as reimbursement for prepaid costs (75% of the total consideration); and

b.	Yuma agrees to pay Energy One $2,363,885.00 for the Conveyed Interest and $23,252.42 as reimbursement for prepaid costs (25% of the total consideration).

Amendment #4 1-19-12

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13. Except as otherwise provided in this Amendment, the terms, conditions and provisions of the Agreement as heretofore amended, remain unchanged and are hereby ratified and reaffirmed and continue in full force and effect.

14. This Amendment may be executed in any number of counterparts; each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument.

IN WITNESS WHEREOF, this Amendment is executed by the Parties on the dates set forth opposite their respective signatures below, but is effective for all purposes as of January 18, 2012.

GeoResources, Inc.

By:  /s/ Robert Anderson
Name Printed: Robert Anderson
Its: Executive VP – Engineering and Acquisitions
Date:  1-20-2012

Address:        110 Cypress Station Dr., Suite 220
Houston, TX  77090
Fax: 281-537-8324
Phone: 281-537-9920
Email: Robert@Georesourcesinc.com

Yuma Exploration and Production Company, Inc.

By:  /s/ Michael F. Conlon
Name Printed: Michael F. Conlon
Its: President and Chief Operating Officer
Date:  1-20-2012

Address:        1177 West Loop South, Suite 1825
Houston, Texas  77027
Fax:  (713) 968-7021
Phone: (713) 968-7068
Email: mconlon@yumacompanies.com

Energy One LLC

By:  /s/ Mark J. Larsen
Name Printed: Mark J. Larsen
Its: President and Manager
Date:  1/20/12

Address:        877 N. 8th W.
Riverton, WY  82501
Fax:  (307) 857-3050
Phone:  (307) 856-9271
Email: mark@usnrg.com

Amendment #4 1-19-12

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AMENDMENT #5

This Amendment #5 (“Amendment #5”) of the Agreement for Purchase of Leasehold Interests in McKenzie County, North Dakota, dated December 15, 2011 (“Agreement”), is made and entered into effective as of the 24th day of January, 2012, by and among  GeoResources, Inc., a Colorado corporation, whose address is 110 Cypress Station Dr., Suite 220, Houston, TX  77090 (hereinafter referred to as “GeoResources”), Yuma Exploration and Production Company, Inc., a Delaware corporation, whose address is 1177 West Loop South, Suite 1825, Houston, Texas 77027 (hereinafter referred to as “Yuma”) and Energy One LLC, a Wyoming limited liability company, whose address is 877 N. 8th W., Riverton, Wyoming, 82501 (hereinafter referred to as “Energy One”).  GeoResources, Yuma and Energy One are sometimes individually referred to herein as a "Party" and collectively referred to herein as the "Parties".

W I T N E S S E T H:

WHEREAS, the Parties previously amended the Agreement effective January 10, 2012 (“Amendment”), January16, 2012 (“Amendment #2”), January 18, 2012 (“Amendment #3”) and January 20, 2012 (“Amendment #4”); and

WHEREAS, Energy One has paid two additional cash calls, $95,235.00 for the Barker 25-13 #1H well and $143,430.00 for the Wells 6-7 #1H well; and

WHEREAS, the Parties desire to further amend the Agreement (“Amendment #5”) to revise the closing cost for GeoResources and Yuma.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

15. At the Closing of the SE HR Subject Leasehold, GeoResources and Yuma agree to pay Energy One the following amounts as consideration for the Conveyed Interests:

c.	GeoResources agrees to pay Energy One $7,091,655.00 for the Conveyed Interest and $204,006.32 as reimbursement for prepaid costs (75% of the total consideration); and

d.	Yuma agrees to pay Energy One $2,363,885.00 for the Conveyed Interest and $68,002.10 as reimbursement for prepaid costs (25% of the total consideration).

16. Except as otherwise provided in this Amendment, the terms, conditions and provisions of the Agreement as heretofore amended, remain unchanged and are hereby ratified and reaffirmed and continue in full force and effect.

17. This Amendment may be executed in any number of counterparts; each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument.

REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK

Amendment #5 1-24-12

IN WITNESS WHEREOF, this Amendment is executed by the Parties on the dates set forth opposite their respective signatures below, but is effective for all purposes as of January 24, 2012.

GeoResources, Inc.

By:  /s/ Robert Anderson
Name Printed: Robert Anderson
Its: Executive VP – Engineering and Acquisitions
Date:  1-24-2012

Address:        110 Cypress Station Dr., Suite 220
Houston, TX  77090
Fax: 281-537-8324
Phone: 281-537-9920
Email: Robert@Georesourcesinc.com

Yuma Exploration and Production Company, Inc.

By:  /s/ Michael F. Conlon
Name Printed: Michael F. Conlon
Its: President and Chief Operating Officer
Date:  1-24-2012

Address:        1177 West Loop South, Suite 1825
Houston, Texas  77027
Fax:  (713) 968-7021
Phone: (713) 968-7068
Email: mconlon@yumacompanies.com

Energy One LLC

By:  /s/Mark J. Larsen
Name Printed: Mark J. Larsen
Its: President and Manager
Date:  1/24/12

Address:        877 N. 8th W.
Riverton, WY  82501
Fax:  (307) 857-3050
Phone:  (307) 856-9271
Email: mark@usnrg.com

Amendment #5 1-24-12